Exhibit 24.1
                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears on this Form 10-QSB hereby constitutes and appoints Bruce I. Lewis and Jay S. Stulberg, or either of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (unless revoked in writing) to sign any or all amendments (including post-effective amendments thereto) to this Form 10-QSB to which this power of attorney is attached, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting to said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of Securities Act of 1933, this report has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE                                  TITLE                     DATE
-------------------------------  --------------------------    -----------------

/s/  Bruce I. Lewis              Chief Executive Officer       November 17, 2000
-------------------------------
Bruce I. Lewis                  (Principal Executive
                                 Officer), Director


/s/  Jay S. Stulberg             President, Chief Operating    November 17, 2000
-------------------------------
Jay S. Stulberg                  Officer, Chief Financial
                                 Officer (Principal Financial
                                 Officer and Principal
                                 Accounting Officer),
                                 Secretary, Director


/s/  David G.R. Butler           Director                      November 17, 2000
-------------------------------
David G. R. Butler


                                 Director                      November 17, 2000
-------------------------------
Carl J. Corcoran


/s/  H. Joseph Greenberg         Director                      November 17, 2000
-------------------------------
H. Joseph Greenberg


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